EXHIBIT 99.A

Payment Date                   15th of each month
Convention                     Modified Following Business Day

Current Payment Date           15-Jan-99
Current Calculation Date       11-Jan-99
Previous Payment Date          15-Dec-98
Previous Calculation Date      9-Dec-98

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1. Account Activity Summary between Calculation Dates
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                                   Prior         Deposits      Withdrawals     Balance on
                                  Balance                                   Calculation Date
                                  9-Dec-98                                     11-Jan-99
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
Expense Account                  1,796,334.66    2,291,448.59  (1,043,582.80)  3,044,200.45
Collection Account              13,616,098.91    9,914,254.87 (13,616,098.89)  9,914,254.89
Aircraft Purchase Account                   -               -              -              -
Liquidity Reserve cash balance  25,000,000.00               -              -  25,000,000.00
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Total                           38,781,891.61   12,205,703.46 (14,659,681.69) 37,958,455.34

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2. Analysis of Expenses Account Activity
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
Opening Balance on Previous Calculation Date                                   1,796,334.66
Transfer from Collection Account on previous Payment Date                      1,850,430.50
Permitted Aircraft Accrual                                                       400,000.00
Interim Transfer from Collection Account                                          30,331.10
Interest Income                                                                   10,686.99
Balance on current Calculation Date
 - Payments on previous payment date                                          (1,005,849.83)
 - Interim payments                                                              (30,331.10)
 - other                                                                          (7,401.87)
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Balance on current Calculation Date                                            3,044,200.45

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3. Analysis of Collection Account Activity
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
Opening Balance on Previous Calculation Date                       13,616,098.91
Collections during period

 - lease rentals                                                    8,640,199.00
 - maintenance reserves                                             1,151,778.00
 - other leasing income                                                 1,883.00
 - interest income                                                    143,324.00
 - interim transfer from Expense A/C                                    7,401.87
Transfers from Aircraft Purchase Account                                       -
Drawings under Credit or Liquidity Enhancement

 Facilities                                                                    -
Repayment of Drawings under Credit or Liquidity
 Enhancement Facilities                                                        -
Transfer to Expense Account on previous Payment Date

 - Required Expense Amount                                         (1,850,430.50)
 - Permitted Aircraft Modifications                                  (400,000.00)
Net Swap payments on previous Payment Date                           (660,557.16)
Aggregate Note Payments on previous Payment Date                  (10,705,111.23)
Interim Transfer to Expense Account                                   (30,331.00)
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Balance on current Calculation Date                                 9,914,254.89
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

Analysis of Liquidity Reserve Amount

First Collection Account Reserve                                   15,000,000.00
Second Collection Account Reserve                                  10,000,000.00
Morgan Stanley Facility                                            10,000,000.00
ILFC Facility
   - Letter of Credit                               10,000,000.00
   - Cash Security Deposits                         20,816,351.00  30,816,351.00
                                                                  --------------
Liquidity Reserve Amount                                           65,816,351.00
                                                                  --------------
Minimum Liquidity Reserve Amount                                   15,000,000.00

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Balance in Collection Account                                     9,914,254.89
Liquidity Reserve Amount                                         65,816,351.00

                                                             ==================
Available Collections                                            75,730,605.89
                                                             ==================

3. Analysis of Collection Account Activity (Continued)

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Analysis of Current Payment Date Distributions

(I)          Required Expense Amount                              1,352,275.69
(II)  a)     Class A Interest but excluding Step-up               3,628,649.51
      b)     Swap Payments other than subordinated
             swap payments                                          388,551.22
(iii) a)     Repayment of Primary Eligible Credit
             Facilities                                                      -
      b)     First Collection Account top-up (Minimum
             liquidity reserve $15 m)                            15,000,000.00
(iv)         Class A Minimum principal payment                               -
(v)          Class B Interest                                       544,088.33
(vi)         Class B Minimum principal payment                      310,577.90
(vii)        Class C Interest                                       616,666.67
(viii)       Class C Minimum principal payment                               -
(ix)         Class D Interest                                       843,333.33
(x)          Class D Minimum principal payment                               -
(xi)  a)     Secondary Eligible Credit Facilities
             (ILFC and Morgan Stanley Facilities)                            -
      b)     Second collection account top-up                    50,816,351.00
(xii)        Class A Scheduled principal                                     -
(xiii)       Class B Scheduled principal                                     -
(xiv)        Class C Scheduled principal                                     -
(xv)         Class D Scheduled principal                                     -
(xvi)        Permitted accruals for Modifications                   400,000.00
(xvii)       Step-up interest                                                -
(xviii)      Beneficial interest                                             -
(xix)        Class A Supplemental principal                       1,830,112.23
(xx)         Class B Supplemental principal                                  -
(xxi)        Class D Redemption Price                                        -
(xxii)       Class C Redemption Price                                        -
(xxiii)      Class B Redemption Price                                        -
(xxiv)       Class A Redemption Price                                        -
(xxv)        Subordinated Swap payments                                      -
(xxvi)       all remaining amounts to holders of
             Beneficial interests Total Payments
             with respect to Payment Date less collection
             Account Top Ups (iii) (b) and (xi) (b) above        75,730,605.89
                                                                 65,816,351.00
                                                             ==================
                                                                  9,914,254.89
                                                             ==================

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4. Payments on the Notes by Subclass
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
                                           Subclass        Subclass        Subclass

(a) Floating Rate Notes                       A-1             A-2             B-1
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Applicable LIBOR                               5.53547%        5.53547%        5.53547%
Applicable Margin                               0.7100%         0.8500%         1.1500%
Applicable Interest Rate**                     6.24547%        6.38547%        6.68547%
Day Count                                       Act/360         Act/360         Act/360
Actual Number of Days                                31              31              31
Interest Amount Payable                    2,151,217.44    1,477,432.06      544,088.33
Step-up Interest Amount Payable                       -        NA              NA
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Total Interest Paid                        2,151,217.44    1,477,432.06      544,088.33
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Expected Final Payment Date                   15-Mar-00       15-Sep-05       15-Mar-13
Excess Amortisation Date                      15-Mar-00       15-Apr-98       15-Apr-98

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Original Balance                         400,000,000.00  340,000,000.00  100,000,000.00
Opening Outstanding Principal Balance    400,000,000.00  268,692,446.59   94,510,110.96
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Extended Pool Factors                           100.00%          92.92%         100.00%
expected Pool Factors                           100.00%          88.60%          96.71%
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Extension Amount                                      -               -               -
expected Pool Factor Amount                           -               -               -
Surplus Amortisation                                  -    1,830,112.23      310,577.90
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Total Principal Distribution Amount                   -    1,830,112.23      310,577.90
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Redemption Amount
- amount allocable to principal
- amount allocable to premium

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Closing Outstanding Principal Balance    400,000,000.00  266,862,334.36   94,199,533.06
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

------------------------------------------------------------------------
(b) Fixed Rate Notes                          C-1             D-1
------------------------------------------------------------------------
Applicable Interest Rate**                        7.40%           9.20%
Day count                                      30 / 360        30 / 360
Number of Days                                       30              30
Interest Amount Payable                      616,666.67      843,333.33

------------------------------------------------------------------------
Total Interest Paid                          616,666.67      843,333.33
------------------------------------------------------------------------
Expected Final Payment Date                   15-Mar-13       15-Mar-14
Excess Amortisation Date                      15-Mar-13       15-Mar-10
Opening Outstanding Principal Balance    100,000,000.00  110,000,000.00

------------------------------------------------------------------------
Extended Pool Factors                           100.00%         100.00%
expected Pool Factors                           100.00%         100.00%
------------------------------------------------------------------------
Extended Amount                                       -               -
expected Pool Factor amount                           -               -
---------------------------
------------------------------------------------------------------------
Total Principal Distribution Amount                   -               -
------------------------------------------------------------------------
Redemption Amount                                     -               -
- amount allocable to principal                       -               -
- amount allocable to premium                         -               -
------------------------------------------------------------------------
Closing Outstanding Principal Balance    100,000,000.00  110,000,000.00
------------------------------------------------------------------------

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**   The Exchange Offer was not consummated on or prior to Nov 30, 1998.
     Therefore pursuant to the Registration Rights Agreement, the interest rate borne by each subclass of Notes has been increased by 0.50% per annum over the rate otherwise applicable to such subclass from and after Nov 30, 1998 to January 18th, 1999, the date of consummation of the Exchange Offer.

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                        15-Jan-99
End of Interest Accrual Period                          15-Feb-99
Reference Date                                          11-Jan-99

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                                                           A-1             A-2             B-1
--------------------------------------------------------------------------------------------------
Applicable LIBOR                                         5.00000%        5.00000%        5.00000%
Applicable Margin                                         0.2100%         0.3500%         0.6500%
Applicable Interest Rate                                 5.21000%         5.3500%         5.6500%
Actual Pool Factor                                        100.00%          78.49%          94.20%
--------------------------------------------------------------------------------------------------

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Fixed Rate Notes                                           C-1             D-1
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Actual Pool Factor                                        100.00%         100.00%

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

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6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes
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
(a) Floating Rate Notes                                 A-1             A-2             B-1
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
Opening Outstanding Principal Balance                  100,000.00       79,027.19       94,510.11
Total Principal Payments                                        -          538.27          310.58
Closing Outstanding Principal Balance                  100,000.00       78,488.92       94,199.53

Total Interest                                             537.80          434.54          544.09
Total Premium                                                   -               -               -
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
(b) Fixed Rate Notes                                    C-1             D-1
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Opening Outstanding Principal Balance                  100,000.00      100,000.00
Total Principal Payments                                        -               -
Closing Outstanding Principal Balance                  100,000.00      100,000.00

Total Interest                                             616.67          766.67
Total Premium                                                   -               -
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